SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 1, 2004

Thor Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9235	93-0768752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 West Pike Street,	45334-0629
Jackson Center, Ohio	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (937) 596-6849

(Former name or address, if changed since last report)

N/A

Item 5. Other Events and Required FD Disclosure

          On April 1, 2004, Thor Industries, Inc. (the “Company”) issued a press release announcing certain financial results for the two months ended March 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Copy of press release, dated April 1, 2004, issued by Thor Industries, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: April 6, 2004	By:	/s/ Walter Bennett

	Name:	Walter Bennett
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Copy of press release, dated April 1, 2004, issued by the Company